                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                       INTEGRATED CIRCUIT SYSTEMS, INC.

                               Offer to Exchange
                   11 1/2% Senior Subordinated Notes due 2009
                          for any and all outstanding
                   11 1/2% Senior Subordinated Notes due 2009
          Which Have Been Registered Under the Securities Act of 1933
                Pursuant to the Prospectus dated ______ __, 1999


                 --------------------------------------------

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                    NEW YORK CITY TIME, ON ______ __ , 1999
                                UNLESS EXTENDED.

                 ---------------------------------------------

                 The Exchange Agent for the Exchange Offer is:

                CHASE MANHATTAN TRUST CO., NATIONAL ASSOCIATION

By Registered orCertified Mail:         By Hand/Overnight Express:              By Facsimile:

Chase Manhattan Trust Company             Chase Manhattan Trust Co              Fascimile: (215) 568-1449
     National Association                     National Association
      1650 Market Street                       1650 Market Street               To confirm by Telephone
Philadelphia, Pennsylvania 19103         Philadelphia, Pennsylvania 19103
     Attn: Stephen Schaaf                     Attn: Stephen Schaaf
  Corporate Trust Department               Corporate Trust Department           Telephone: (215) 988-1320

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated ______ __, 1999 ("Exchange Offer"), of Integrated Circuit Systems, Inc., a Delaware corporation (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and in this Letter of Transmittal and the instructions hereto (which together with the Exchange Offer and the instructions hereto constitute the "Offer"), to exchange a new series of its 11 1/2% Senior Subordinated Notes due 2009 (the "New Notes") which have been registered under the Securities Act of 1933 (the "Securities Act") for any and all of its outstanding 11 1/2% Senior Subordinated Notes due 2009 ("Old Notes"), at the rate of $1,000 principal amount of the New Notes for each $1,000 principal amount of the Old Notes. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Offer.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

     This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Exchange Offer. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be manually executed, provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Book Entry Delivery." If a person or entity in whose name Old Notes are registered on the books of the Registrar (a "Registered Holder") desires to tender Old Notes and such Old Notes are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 P.M. New York City time on _________ __, 1999 (the "Expiration Date"), a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Exchanging Old Notes -- Guaranteed Delivery Procedures." See Instruction 1.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
               DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed thereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------
Name(s) and Address(es)             Certificate       Aggregate Principal Amount       Principal Amount
 of Holder(s) (Please Fill          Number(s)*        Represented                      Tendered**
 in, if Blank)
------------------------------------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------

                                    ------------------------------------------------------------------------

                                    ------------------------------------------------------------------------

                                    ------------------------------------------------------------------------

                                    Total
------------------------------------------------------------------------------------------------------------
   *  Need not be completed if Old Notes are being tendered by book-entry holders.
 **   Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal
      Amount Represented." See Instruction 8.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

 [ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

 [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
     TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

     Name(s) of Registered Holder(s): ___________________________________

     Window Ticket Number (if any): _____________________________________

     Date of Execution of Notice of Guaranteed Delivery:_________________

     Name of Eligible Institution that Guaranteed Delivery:______________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

               Name of Tendering Institution:____________________________

               Account Number: __________________________________________

               Transaction Code Number: _________________________________

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
     OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: ______________________________________________________________

     Address:____________________________________________________________

             ____________________________________________________________

 [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ______________________________________

     Account Number: _____________________________________________________

     Transaction Code Number: ____________________________________________

 [ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
     ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

     If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Book Entry Delivery."

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said exchange agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Old Notes.

     The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act, or
(ii) a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. See Morgan Stanley & Co. Inc., SEC No-
                                         -------------------------
Action Letter (available June 5, 1991); The Exchange Offer under the caption "The Exchange Offer -- Resales of the New Notes."

     The undersigned acknowledges that the New Notes have not been registered or
qualified under any state securities laws.   This Offer is being made to: (i)
U.S. persons pursuant to exemptions from such laws for sales to institutional investors, and (ii) non-U.S. persons (within the meaning of Regulation S under the Securities Act), as state securities laws do not apply to sales to persons who are not residents of any state. The undersigned hereby represents and warrants that the undersigned is either (i) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, (ii) an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act or (iii) a non-U.S. person (within the meaning of Regulation S under the Securities Act).

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes stating, (as defined in the Exchange Offer) that (i) the New Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder (as defined in the Exchange Offer) and each Beneficial Owner in the ordinary course of business of the Holder and each Beneficial Owner, (ii) the Holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the New Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Exchange Offer under the caption "The Exchange Offer -- Resales of the New Notes," (iv) that if the Holder is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer; provided that the delivery of a Prospectus in connection with the exchange of Old Notes by such Holder will not be deemed an admission that such Holder is an underwriter (within the meaning of the Securities Act), (v) the Holder and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by item 507 of Regulations S-K of the Securities Act and (vi) neither the Holder nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors.

     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; provided, however, that by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter (within the meaning of the Securities Act).

     The Company has agreed, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such New Notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company have amended or supplemented the Prospectus to correct such misstatement or omission and the Company has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, they shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes up to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or as set forth in the Exchange Offer under the caption "The Exchange Offer -- Conditions of the Exchange Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer the Old Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Exchange Offer and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned as the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing the Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Old Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

     SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue and mail: (check appropriate box(es)):

[ ]  New Notes to:                              [ ]  Old Notes not tendered to:

Name(s): ____________________________________________________________________
                             (Please type or print)

_____________________________________________________________________________
                             (Please type or print)

Address: ____________________________________________________________________

_____________________________________________________________________________
                                   (Zip Code)

_____________________________________________________________________________
                  Tax Identification or Social Security No(s)


                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 5)

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail and deliver: (check appropriate box(es)):

[ ]  New Notes to:                              [ ]  Old Notes not tendered to:

       Name(s):________________________________________________________________
                             (Please type or print)

_______________________________________________________________________________
                             (Please type of print)

     Address:__________________________________________________________________


_______________________________________________________________________________
                                   (Zip Code)

--------------------------------------------------------------------------------
                  Tax Identification or Social Security No(s)

THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)
          (IMPORTANT: ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE [__])


                            SIGNATURE(S) OF OWNER(S)

Dated: ______________________________________________, 1999

If the holder(s) is/are tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Old Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full
title.   See Instruction 3.

Name(s) _____________________________________________________________________
_____________________________________________________________________________
                             (Please type or print)

Capacity:____________________________________________________________________

Address:_____________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number_______________________________________________
                  Tax Identification or Social Security No(s)


                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by
 an Eligible Institution:
Authorized Signature: _______________________________________________________
Printed Name: _______________________________________________________________

Title:_______________________________________________________________________

Firm:________________________________________________________________________

Address:_____________________________________________________________________

Area Code and Telephone Number_______________________________________________

Dated:__________________________, 1998

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

     1.   Delivery of this Letter of Transmittal and Old Notes: Guaranteed
Delivery Procedures.   To be effectively tendered pursuant to the Offer, the Old
Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal and tendered Old Notes must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures For Tendering Old Notes -- Book Entry Delivery." If the Beneficial Owner of any Old Notes is not the Registered Holder, then such person may validly tender such person's Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. LETTERS OF TRANSMITTAL OF OLD NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Old Notes, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Old Notes, in proper form for transfer (or a Book-Entry confirmation with respect to such Old Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

     2.   Withdrawal of Tenders.   Tendered Old Notes may be withdrawn at any
time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Old Notes, (iii) contain the description of the Old Notes to be withdrawn, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Old Notes or a Book-Entry Confirmation with respect to such Old Notes, and (iv) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered
(i) by a Registered Holder (which term for purposes of this document shall include any participant tendering by book-entry transfer) of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Exchange Offer under the caption "Exchanging Book Entry Old Notes," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of such Old Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer --Procedures for Tendering Old Notes" in the Exchange Offer at any time on or prior to the applicable Expiration Date.

     3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

     If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the Registered Holder or Holders specified herein and tendered hereby, no endorsements of such Old Notes or separate bond powers are required. If, however, New Notes are to be issued, or any untendered principal amount of Old Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal is signed by a person other than the Registered Holder or Holders, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Except as describe in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise be an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"). Signatures on this

Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     Endorsement on Old Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

     4.   Special Issuance and Delivery Instructions.   Tendering holders should
indicate in the applicable box the name and address to which New Notes and/or substitute Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5.   Taxpayer Identification Number and Backup Withholding.   Federal
income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder's correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the New Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing a return.

     To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that he is no longer subject to backup withholding.

     Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Nonresident aliens should submit Form W-8, available from the Exchange Agent upon request.

     6.   Transfer Taxes.   Holders tendering pursuant to the Offer will not be
obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Old Notes for exchange and the Offer is not consummated, such Old Notes will be returned to the holders at the Company expense.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

     7.   Inadequate Space.   If the space provided herein is inadequate, the
aggregate principal amount of the Old Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8.   Partial Tenders.   Tenders of Old Notes will be accepted only in
integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered in column (iv) of the "Description of Old Notes." In the case of partial tenders, the Old Notes in fully registered form for the remainder of the principal amount of the Old Notes will be sent to the persons(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer.

     Unless otherwise indicated in column (iv) in the box labeled "Description of Old Notes," and subject to the terms and conditions of the Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column (iii) of such box.

     9.   Mutilated, Lost, Stolen or Destroyed Old Notes.   Any holder whose Old
Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10.  Validity and Acceptance of Tenders.   All questions as to the
validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

     11. Requests for Assistance or Additional Copies. Chase Manhattan Trust Company, National Association is the Exchange Agent. All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the addresses or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:

                         Chase Manhattan Trust Company,
                              National Association
                              1650 Market Street
                       Philadelphia, Pennsylvania 19103
                            Facsimile Transmission:
                                (215) 568-1449

                              To Confirm Receipt:
                                (215) 988-1320

SUBSTITUTE FORM W-9

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (See Instruction 5)


                                   PAYER'S NAME:  CHASE MANHATTAN TRUST CO., N.A.
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX           Social security number(s)
Form W-9                           AT RIGHT AND CERTIFY BY SIGNING AND              OR __________________________
                                             DATING BELOW.                        Employer Identification Numbers
--------------------------------------------------------------------------------------------------------------------
Department of the           Part 2 - Certificates - Under penalties of perjury, I certify that:
Treasury                    (1)  The number shown on this form is my correct taxpayer identification number (or I
Internal Revenue Service         am waiting for a number to be issued for me), and
Payer's Request for         (2)  I am not subject to backup withholding because:  (a) I am exempt from backup
Taxpayer Identification          withholding, or (b) I have not been notified by the internal Revenue Service (IRS)
Number ("TIN")                   that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
--------------------------------------------------------------------------------------------------------------------
                            SIGNATURE _______________________ DATE_____        Part 3 - Awaiting TIN   [_]
--------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office of (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Purchase Price made to me thereafter will be withheld until I provide a number.

Signature ________________________________     Date______________________
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

     Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                  FOR THIS TYPE OF ACCOUNT:                    GIVE THE SOCIAL SECURITY
                                                                     NUMBER OF --
     I.         An individual's account                      The individual

     II.        Two or more individuals (joint account)      The actual owner of the account or, if
                                                             combined funds, any one of the individuals (1)

     III.       Husband and wife (joint account)             The actual owner of the funds, either person (1)

     IV.        Custodian account of a minor (Uniform Gift   The minor(2)
                to Minors Act)

     V.         Adult and minor (joint account)              The adult or, if the minor is the only
                                                             contributor, the minor (1)

     VI.        Account in the name of guardian or           The ward, minor, or incompetent person (3)
                committee for a designated ward, minor, or
                incompetent person

     VII.       a.       The usual revocable savings trust   The grantor-trustee (1)
                         account (grantor is also trustee)

                b.       So-called trust account that is     The actual owner (1)
                         not a legal or valid trust under
                         State law

     VIII.      Sole proprietorship account                  The owner (4)

      IX.       A valid trust, estate, or pension trust      The legal entity (Do not furnish the
                                                             identifying number of the personal
                                                             representative or trustee unless the legal
                                                             entity itself is not designated in the
                                                             account title.)  (5)

     X.         Corporate account                            The corporation

     XI.        Religious, charitable, or educational        The organization
                organization account

     XI.        Partnership account held in the name of      The partnership
                the business

     XII.       Association, club or other tax-exempt        The organization
                organization

     XIII.      A broker or registered nominee               The broker or nominee

     XV.        Account with the Department of Agriculture   The public entity
                in the name of a public entity (such as a
                State or local government, school
                district, or prison) that receives
                agricultural program payments

______________________________
(1)  List first and circle the name of the person whose  number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer identification Number, at the local office of the Social Security Administration or the internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on ALL payments include the following:

         -        A corporation.
         -        A financial institution.
         - An organization exempt from tax under section 501(a), or an individual retirement plan.
         -        The United States or any agency or instrumentality thereof.
         - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
         - An international organization or any agency or instrumentality thereof.
         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         -        A real estate investment trust.
         -        A common trust fund operated by a bank under section 584(a).
         - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
         - An entity registered at all times under the investment Company Act of 1940.
         -        A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under
                  Section 1441.
         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
         - Payments of patronage dividends where the amount received is not paid in money.
         -        Payments made by certain foreign organizations.
         -        Payments made to a nominee.

         Payments of interest not generally subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
         - Payments described in section 6049(b)(5) to non-resident aliens.
         -        Payments on tax-free covenant bonds under section 1451.
         -        Payments made by certain foreign organizations.
         -        Payments made to a nominee.

         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.

         Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES


I.  PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.

    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

II.  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.

     If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

III. CRIMINAL PENALTY FOR FALSIFYING INFORMATION.

     Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

Re: Integrated Circuit Systems, Inc.                 Chase Manhattan Trust Company, National Association
                                                     1650 Market Street
                                                     Philadelphia, Pennsylvania 19103
                                                     Tel: (215) 568-1449
                                                     Attention: Stephen Schaaf
                                                     Corporate Trust Department

                        INTEGRATED CIRCUIT SYSTEMS, INC.


                               Offer to Exchange
                   11 1/2% Senior Subordinated Notes due 2009
                          for any and all outstanding
                   11 1/2% Senior Subordinated Notes due 2009
          Which Have Been Registered Under the Securities Act of 1933
                Pursuant to the Prospectus dated ______ __, 1999


          ----------------------------------------------------------

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                    NEW YORK CITY TIME, ON ________ __ 1999
                                UNLESS EXTENDED.
          ----------------------------------------------------------


 To Our Clients:

     Enclosed for your consideration is a Prospectus dated _____ __, 1999 ("Prospectus") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") relating to an offer by Integrated Circuit Systems, Inc., a Delaware corporation (the "Company"), to exchange all its outstanding 11 1/2% Senior Subordinated Notes due 2009 ("Old Notes") for a new series of its 11 1/2% Senior Subordinated Notes due 2009 upon the terms and subject to the conditions set forth in the Exchange Offer.

     WE ARE THE HOLDER OF RECORD OF OLD NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER FOR EXCHANGE OF SUCH OLD NOTES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER FOR EXCHANGE OLD NOTES HELD BY US FOR YOUR ACCOUNT.

     We request instructions as to whether you wish to have us tender for exchange on your behalf any or all of such Old Notes held by us for your account, pursuant to the terms and subject to the conditions set forth in the Exchange Offer.

     Your attention is directed to the following:

          1. The Exchange Offer and withdrawal rights will expire at 5:00 P.M., New York City time, on ________ __ , 1999 unless the Exchange Offer is extended. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf.

          2. The Exchange Offer is made for all Old Notes outstanding, constituting $100,000,000 aggregate principal amount as of the date of the Prospectus.

          3. The minimum permitted tender is $1,000 principal amount of Old Notes, and all tenders must be in integral multiples of $1,000.

          4. The Offer is conditioned upon the satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

          5. Tendering Holders (as defined in the Prospectus) will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer.

          6. In all cases, exchange of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by Chase Manhattan Trust Company, National Association ("Exchange Agent") of (i) certificates representing such Old Notes or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company ("Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes," (ii) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer, and (iii) any other documents required by the Letter of Transmittal. Accordingly, payment may be made to tendering Holders at different times if delivery of the Old Notes and other required documents occurs at different times.

     The Exchange Offer is being made solely by the Prospectus and the related
Letter of Transmittal and is being made to all Holders of Old Notes.   The
Company is not aware of any state where the making of the Exchange Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If the Company becomes aware of any valid state statute prohibiting the making of the Exchange Offer or the acceptance of Old Notes tendered for exchange pursuant thereto, the Company will make a good faith effort to comply with any such state statute or seek to have such statute declared inapplicable to the Exchange Offer. If, after such good faith effort, the Company cannot comply with such state statute the Exchange Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Old Notes in such state. In any jurisdiction where the securities, blue sky or other laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer shall be deemed to be made on behalf of the Company by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

     If you wish to have us tender any or all of the Old Notes held by us for your account, please instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender for exchange of your Old Notes, the entire aggregate principal amount of such Old Notes will be tendered for exchange unless otherwise specified in such instruction form. YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

              INSTRUCTIONS TO REGISTERED HOLDER AND/OR BOOK-ENTRY
              TRANSFER PARTICIPANT FROM OWNER WITH RESPECT TO THE

                        INTEGRATED CIRCUIT SYSTEMS, INC.

                               Offer to Exchange
                   11 1/2% Senior Subordinated Notes due 2009
                          for any and all outstanding
                   11 1/2% Senior Subordinated Notes due 2009


To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

     The undersigned acknowledge(s) receipt of your letter enclosing the Prospectus dated _____ __, 1999, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") pursuant to an offer by Integrated Circuit Systems, Inc., a Delaware corporation, to exchange all of its outstanding 11 1/2% Senior Subordinated Notes due 2009 ("Old Notes") for a new series of its 11 1/2% Senior Subordinated Notes due 2009 ("New Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you to tender the principal amount of Old Notes indicated below (or, if no number is indicated below, the entire aggregate principal amount) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Exchange Offer.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

     $______________ of the 11 1/2% Senior Subordinated Notes Due 2009.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [_] To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered (if any):


      $______________ of the 11 1/2% Senior Subordinated Notes Due 2009.

      [_] NOT to TENDER any old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary
____________________________

* Unless otherwise indicated, it will be assumed that the entire principal amount of the Old Notes held by us for your account are to be tendered for exchange. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Notes and
(iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or, if the undersigned is an "affiliate," that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that such Old Notes were acquired as a result of marketing-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such new Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                   SIGN HERE


Name of Beneficial Owner(s):____________________________________

Signature(s):___________________________________________________

Name(s) (please print):_________________________________________

Address:________________________________________________________

________________________________________________________________

Telephone Number:_______________________________________________

Taxpayer identification or Social Security Number:_______________

_________________________________________________________________

Date:_____________________________________________________________

                        INTEGRATED CIRCUIT SYSTEMS, INC.

                               OFFER TO EXCHANGE

                   11 1/2% SENIOR SUBORDINATED NOTES DUE 2009

                       FOR ANY AND ALL OF ITS OUTSTANDING

                   11 1/2% SENIOR SUBORDINATED NOTES DUE 2009

      ___________________________________________________________________

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                  NEW YORK CITY TIME, ON __________ __, 1999,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.
      ___________________________________________________________________


To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     Integrated Circuit Systems, Inc., a Delaware corporation (the "Company"), is offering to exchange all of its outstanding 11 1/2% Senior Subordinated Notes due 2009 ("Old Notes") for a new series of its 11 1/2% Senior Subordinated Notes due 2009 upon the terms and subject to the conditions set forth in the Prospectus dated ______ __, 1999 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Exchange Offer") enclosed herewith.

     The Exchange Offer is conditioned upon satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

     Enclosed herewith for your information and forwarding to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee are copies of the following documents:

          1. The Prospectus dated _______ __, 1999.

          2. The blue Letter of Transmittal to tender Old Notes for exchange (for your use and for the information of your clients). Facsimile copies of the Letter of Transmittal may be used to tender Old Notes for exchange.

          3. The gray Notice of Guaranteed Delivery (to be used to tender Old Notes for exchange if certificates for Old Notes are not immediately available or if such certificates for Old Notes and all other required documents cannot be delivered to Chase Manhattan Trust Company, National Association ("Exchange Agent") on or prior to the Expiration Date or if the procedures for book-entry transfer cannot be completed on a timely basis).

          4. A yellow printed form of letter which may be sent to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer.

          5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          6.   A return envelope addressed to the Exchange Agent.

     YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTRACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ __, 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED.

     In order for Old Notes to be validly tendered pursuant to the Exchange Offer, (i) a duly executed and properly completed Letter of Transmittal (or a facsimile thereof) together with any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry delivery of Old Notes, and any other documents required by the Letter of Transmittal, must be received by the Depositary on or prior to the Expiration Date, and (ii) either certificates representing tendered Old Notes must be received by the Exchange Agent or such Old Notes must be tendered by book-entry transfer into the Exchange Agent account maintained at the Book-Entry Transfer Facility (as described in the Prospectus), and Book-Entry Confirmation must be received by the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus

     If Holder (as defined in the Prospectus) desires to tender Old Notes for exchange pursuant to the Exchange Offer and such Holder's Old Note certificates are not immediately available or such Holder cannot deliver the Old Note certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or such Holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Old Notes may nevertheless be tendered for exchange by following the guaranteed delivery procedures specified in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedures."

     The Company will not pay any fees or commissions to any broker or dealer or any other person for soliciting tenders of Old Notes pursuant to the Exchange Offer. The Company will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquires you may have with respect to the Exchange Offer should be addressed to the Exchange Agent, at its address and telephone numbers set forth on the back cover of the Prospectus. Additional copies of the enclosed material may be obtained from the Exchange Agent.

                               Very truly yours,

                               Integrated Circuit Systems, Inc.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS THEREIN.

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